Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
Operating Leases
15.	Operating Leases

Charters-in

As at December 31, 2011, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $1.8 million (2012) and $nil (thereafter). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.

Charters-out

As at December 31, 2011, nine of the Company’s vessels operated under fixed-rate time charters with the Company’s customers, of which seven time-charter contracts are scheduled to expire in 2012, one time-charter contract is scheduled to expire in 2013 and one time-charter contract is scheduled to expire in 2014. As at December 31, 2011, minimum scheduled future revenues to be received by the Company under time charters then in place were approximately $59.7 million, comprised of $44.9 million (2012), $11.6 million (2013) and $3.2 million (2014). The carrying amount of the vessels employed on operating leases at December 31, 2011, was $403.9 million (2010 - $420.5 million).

The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2011, revenue from unexercised option periods of contracts that existed on December 31, 2011, or variable or contingent revenues. In addition, minimum scheduled future revenues presented in this paragraph have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.